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                                  FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



                    Date of Report:  October 6, 1995



                                MAXXAM INC.
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-3924
                          (Commission File Number)



                                 95-2078752
                  (I.R.S. Employer Identification Number)


    5847 SAN FELIPE, SUITE 2600                        77057
           HOUSTON, TEXAS                            (Zip Code)
  (Address of Principal Executive
              Offices)



    Registrant's telephone number, including area code:  (713) 975-7600

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ITEM 5.  OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a press release announcing a private placement by MAXXAM Inc. This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933. Also attached hereto as Exhibit 99.2 is a copy of a press release announcing deferral of the private placement.




                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MAXXAM INC.
                                                    (Registrant)




Date:  October 6, 1995                  By:       BYRON L. WADE
                                                   Byron L. Wade
                                                   Vice President